SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report June 9, 2008
(Date of Earliest event reported)

First Northern Community Bancorp
(Exact name of registrant as specified in its charter)

 California                                                                                               68-0450397
(State of Incorporation)                                                                             (IRS Employer ID Number)

000-30707
(Commission File No.)

First Northern Community Bancorp
195 North First Street, P.O. Box 547, Dixon, California                                                                       95620
(Address of principal executive offices)                                                                            (Zip Code)

 (707) 678-3041
(Registrant’s telephone number, including area code)

ITEM 8.01  OTHER EVENTS

On June 9, 2008, First Northern Community Bancorp & First Northern Bank opened a full-service Financial Center in Auburn, California, and issued a press release shown as  Exhibit 99.1 and incorporated herein.  The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

EXHIBIT 99.1                                           Press Release, dated June 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2008	First Northern Community Bancorp (Registrant)

/s/ Louise A. Walker
By: Louise A. Walker
Senior Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document

99.1	Press Release, dated June 9, 2008